Exhibit 10.1
DYNEX CAPITAL, INC.
AMENDMENT NO. 9 TO
DISTRIBUTION AGREEMENT
April 28, 2026

BTIG, LLC 65 East 55th Street New York, NY 10022	Citizens JMP Securities, LLC 101 California Street Suite 1700 San Francisco, CA 94111
Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	JonesTrading Institutional Services LLC 325 Hudson St., 6th Floor New York, NY 10013
J.P. Morgan Securities LLC 270 Park Avenue New York, NY 10017	Keefe, Bruyette & Woods, Inc. 787 Seventh Avenue, 4th Floor New York, NY 10019
Morgan Stanley & Co. LLC 1585 Broadway New York, NY 10036	RBC Capital Markets, LLC 200 Vesey Street Three World Financial Center, 8th Floor New York, NY 10281
UBS Securities LLC 11 Madison Avenue New York, NY 10010	Wells Fargo Securities, LLC 500 West 33rd Street, 14th Floor New York, NY 10001
Ladies and Gentlemen:
Reference is made to the Distribution Agreement, dated June 29, 2018, as amended on May 31, 2019, August 3, 2021, June 3, 2022, February 10, 2023, October 29, 2024, May 1, 2025, July 29, 2025, and January 27, 2026 (the “Distribution Agreement”), by and among Dynex Capital, Inc., a Virginia corporation (the “Company”), BTIG LLC, Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, JonesTrading Institutional Services LLC, J.P. Morgan Securities LLC, Keefe, Bruyette & Woods, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC (collectively, the “Agents”), pursuant to which the Company agreed, in its sole discretion, to issue and sell, from time to time, through the Agents, as agent and/or principal, up to an aggregate of 221,292,973 shares of common stock, par value $0.01 per share, of the Company. All capitalized terms used in this Amendment No. 9 to Distribution Agreement (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Distribution Agreement. The Company and the Agents hereby agree to amend the Distribution Agreement as set forth in this Amendment as follows:

A.    Amendments to Distribution Agreement. The Distribution Agreement is amended as follows:
1.    The definitions of the terms “Agent” and “Agents” in the first sentence of the Distribution Agreement and Exhibit D of the Distribution Agreement are hereby amended and restated to read as follows:
“J.P. Morgan Securities LLC, Citizens JMP Securities, LLC, JonesTrading Institutional Services LLC, BTIG, LLC, Keefe, Bruyette & Woods, Inc., RBC Capital Markets, LLC, UBS Securities LLC, Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC (each an “Agent” and collectively, the “Agents”)”.
2.    Section 3(gg) is removed and replaced in its entirety with the below:
    “(gg) Neither the Company nor any of its directors, officers, Subsidiaries, nor, to the knowledge of the Company, any agent, affiliate, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law (collectively, the “Anti-Corruption Laws”); or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any influence payment, kickback or other unlawful or improper payment or benefit.”

3.    Section 3(ii) is removed and replaced in its entirety with the below:
    “(ii) Neither the Company nor any of its directors, officers, Subsidiaries, nor to the knowledge of the Company any of its agents, affiliates, employees or other persons acting on behalf of the Company or any of its Subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, through designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, or His Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”); neither the Company nor any of its Subsidiaries is located, organized or resident in a country or territory that is the subject or target of comprehensive Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria (prior to July 1, 2025), Crimea, and the so-called Donetsk People’s Republic, and so-called Luhansk People’s Republic regions of Ukraine (each, a “Sanctioned Jurisdiction”);
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and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Jurisdiction or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. Since the more recent of April 24, 2019 or 10 years prior to the date of the Agreement, the Company and its Subsidiaries have not engaged in and are not now engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Jurisdiction.”

4.    Section 3(ww) is added to the Distribution Agreement as follows:
    “(ww) The Company and its Subsidiaries have conducted and will conduct their businesses in compliance with the Anti-Corruption Laws, the Anti-Money Laundering Laws, and Sanctions, and no inquiry, action, suit or proceeding, nor to the knowledge of the Company any investigation, by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Corruption Laws, the Anti-Money Laundering Laws, or Sanctions is pending or, to the knowledge of the Company, threatened. ”
B.    Supplement. The Company shall file a supplement to the Prospectus Supplement pursuant to Rule 424(b) of the Act reflecting the terms of this Amendment within two business days of the date hereof.
C.    No Other Amendments; References to Distribution Agreement. Except as set forth in Part A above, all the terms and provisions of the Distribution Agreement shall continue in full force and effect. All references to the Distribution Agreement in the Distribution Agreement or in any other document executed or delivered in connection therewith shall, from the date hereof, be deemed a reference to the Distribution Agreement as amended by this Amendment.
E.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart by one party to the other may be made by facsimile or by electronic delivery of a portable document format (PDF) file (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com).
F.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws.
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If the foregoing correctly sets forth the understanding among the Company and each of the Agents, please so indicate in the space provided below for that purpose, whereupon this Amendment No. 9 to Distribution Agreement and your acceptance shall constitute a binding agreement among the Company and each of the Agents.

Very truly yours, DYNEX CAPITAL, INC. By: /s/ Michael A. Sartori Name: Michael A. Sartori Title: Chief Financial Officer

Accepted and agreed to as of the date first above written: BTIG, LLC By: /s/ Tosh Chandra Name: Tosh Chandra Title: Managing Director

Accepted and agreed to as of the date first above written:

CITIZENS JMP SECURITIES, LLC
By: /s/ Mark Timperman
Name: Mark Timperman
Title: Managing Director

Accepted and agreed to as of the date first above written:

GOLDMAN SACHS & CO. LLC
By: /s/ Ines Orozco
Name: Ines Orozco
Title: Managing Director

Accepted and agreed to as of the date first above written:

JONESTRADING INSTITUTIONAL SERVICES LLC
By: /s/ Burke Cook
Name: Burke Cook
Title: General Counsel

Accepted and agreed to as of the date first above written:

J.P. MORGAN SECURITIES LLC
By: /s/ Preston Ryman
Name: Preston Ryman
Title: Vice President

Accepted and agreed to as of the date first above written:

KEEFE, BRUYETTE & WOODS, INC.

By: /s/ Edward B. Conway
Name: Edward B. Conway
Title: Managing Director

Accepted and agreed to as of the date first above written:

MORGAN STANLEY & CO. LLC
By: /s/ Ana Branco
Name: Ana Branco
Title: Executive Director

Accepted and agreed to as of the date first above written:

RBC CAPITAL MARKETS, LLC
By: /s/ Saurabh Monga
Name: Saurabh Monga
Title: Managing Director

Accepted and agreed to as of the date first above written:

UBS SECURITIES LLC

By: /s/ Jesse O'Neill
Name: Jesse O'Neill
Title: Executive Director

UBS SECURITIES LLC

By: /s/ Charles Heaney
Name: Charles Heaney
Title: Director

Accepted and agreed to as of the date first above written:

WELLS FARGO SECURITIES, LLC
By: /s/ Jaime Cohen
Name: Jaime Cohen
Title: Managing Director